Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2021
Debt and Capital Leases Obligations
Debt and Capital Lease Obligations

Note 8.Debt and Capital Lease Obligations

Convertible notes — related party: On January 20, 2021, the Company issued convertible promissory notes (the “Convertible Notes — Related Party”) with its majority member with an aggregate principal amount of $5,000 thousand. There was a beneficial conversion feature of $4,946 thousand related to the Convertible Notes — Related Party that was amortized over the life of the note, using the effective interest method. On June 24, 2021, the Convertible Notes — Related Party was repaid in full and treated as an extinguishment, which resulted in a loss on extinguishment of $2,436 thousand for the year ended December 31, 2021. The accretion of the discount up to the extinguishment date was $2,198 thousand for the year ended December 31, 2021. The Company recorded interest

On June 16, 2021, the Company issued a convertible note “Convertible Note — Related Party — June 2021”) in the aggregate principal amount of $30,568 thousand to BCP QualTek II LLC, an affiliate of its majority member, in exchange for the 25,000 outstanding Preferred Class B Units (Preferred Units) and the associated accumulated preferred return (see Note 10). The Convertible Note — Related Party — June 2021 bears interest at an annual rate of 12.00%, which accrues and is payable together with the principal balance. The Company recorded interest expense of $2,055 thousand for the year ended December 31, 2021. There was no fixed maturity date, however, cash payments were required equal to tax distributions, which the note holder would be entitled if the Convertible Note — Related Party — June 2021 were a Preferred Unit. The Convertible Note — Related Party - June 2021 converted under its mandatory conversion provision, as defined in the agreement, upon the consummation of the business combination on February 14, 2022, as noted in Note 15.

Convertible notes — June 2021: On June 16, 2021, the Company issued convertible promissory notes (the “Convertible Notes — June 2021”) with an aggregate principal amount of $44,400 thousand. The Convertible Notes — June 2021 did not require interest to be accrued or payable and did not have a fixed maturity date. The Convertible Notes — June 2021 converted under its mandatory conversion provision, as defined in the agreement, upon the consummation of the business combination on February 14, 2022, as noted in Note 15. There was a beneficial conversion feature of $12,269 thousand related to the Convertible Notes — June 2021 that was amortized over the life of the notes, using the effective interest method. The notes are presented net of a discount of $3,408 thousand as of December 31, 2021 on the consolidated balance sheet with accretion of $8,861 thousand for the year ended December 31, 2021.

Line of credit: The Company has an Asset Based Lending Credit Agreement (“Credit Agreement”) with PNC Bank, N.A. (“PNC”). Under the Credit Agreement, the Company has available a revolving credit facility in the amount of $103.5 million, for working capital needs and general corporate purposes. The amount the Company may borrow is limited to the lesser of the maximum available amount and the borrowing base. The borrowing base is calculated primarily as a percentage of the Company’s eligible accounts receivable, unbilled revenue and eligible inventory, as defined in the Credit Agreement. Interest on the outstanding principal amount, payable in arrears monthly, is based on either an elected Base Rate plus an applicable margin (4.75% at December 31, 2021), or an adjusted Eurodollar rate, plus an applicable margin (ranging from 2.60% to 2.63% at December 31, 2021), as defined in the agreement. There was $6,691 thousand available under this facility as of December 31, 2021. The entire unpaid principal amount of the line of credit together with accrued and unpaid interest thereon, is due on July 18, 2023. Standby letters of credit of $3,977 thousand and $801 thousand, issued for our insurance carriers and in support of performance under certain contracts, were outstanding under the Credit Agreement as of December 31, 2021 and December 31, 2020, respectively.

Term loan: The Company has a Senior Secured Term Credit and Guaranty Agreement (“Term Loan”) with Citi Bank for $380.0 million. The Term Loan interest is payable either monthly or quarterly, in arrears, based on the Company’s interest election. The Company may elect either a Base Rate plus an applicable rate (8.50% at December 31, 2021), or an adjusted Eurodollar rate, plus an applicable rate (7.25% at December 31, 2021), as defined in the agreement. On a quarterly basis, the Company is required to make principal payments of $2.4 million with all unpaid principal and interest due at maturity on July 17, 2025. The Term Loan agreement requires an excess cash calculation, as defined in the agreement, which could result in additional required principal payments on the loan. There were no excess cash principal payments due December 31, 2021.

The obligations of QualTek under the PNC Credit Agreement are secured (a) on a first priority basis, by liens on the ABL Priority Collateral as defined in the ABL Intercreditor Agreement (“Intercreditor Agreement”), dated as of July 18, 2018 of QualTek including accounts receivable and inventory and (b) on a second priority basis, by liens on the Term Priority Collateral, as defined in the Intercreditor Agreement.

The obligations of QualTek under the Term Loan are secured (a) on a first priority basis, by liens on the Term Priority Collateral of QualTek and (b) on a second priority basis, by liens on the ABL Priority Collateral. Generally, Term Priority Collateral includes all assets, other than the ABL Priority Collateral, and equity interests of QualTek.

Acquisition debt: Acquisition debt consists of deferred purchase price due to sellers from the RLI, Vertical Limit, Vinculums, and Concurrent acquisitions. The interest rates range between .18% and 3.25%. The Company recorded $791 thousand of interest expense for year ended December 31, 2021. The acquisition debt was paid in full with proceeds from the ROCR business combination on February 14, 2022 (see Note 15).

Debt outstanding, whose carrying value approximates fair market value due to variable interest rates based on current rates available to the Company for similar instruments, was as follows (in thousands):

	December 31,
	2021	2020
Line of credit	$87,633	$59,837
Term loan	351,481	361,045
Acquisition debt	34,718	10,575
Convertible notes – related party	30,568	—
Convertible notes – June 2021	44,400	—
Capital lease obligations	35,162	25,751
Less: amounts representing interest	(3,161)	(2,682)
Less: unamortized financing fees	(11,354)	(13,854)
Less: convertible debt discount	(3,408)	—
	566,039	440,672
Less: current maturities of long-term debt	(115,224)	(20,139)
Less: current portion of capital lease obligations, net of capital lease interest	(12,151)	(7,110)
	$438,664	$413,423

The minimum payments of the Company’s long-term debt and capital lease obligations are as follows (in thousands):

					Capital
	Line of	Term	Convertible	Acquisition	lease
	credit	loan	notes	debt	obligations	Total
2022	$—	$9,564	$74,968	$34,718	$13,760	$133,010
2023	87,633	9,564	—	—	10,874	108,071
2024	—	9,564	—	—	6,621	16,185
2025	—	322,789	—	—	2,785	325,574
2026	—	—	—	—	1,052	1,052
Thereafter	—	—	—	—	70	70
Total	$87,633	$351,481	$74,968	$34,718	$35,162	$583,962